Prospectus and Statement of Additional Information Supplement -- March 12, 2004*

                                      Prospectus Form #    SAI Form #
American Express" Variable
  Portfolio Funds (Oct. 30, 2003)       S-6466-99 W       S-6466-20 W

For the prospectus

The "Principal Investment Strategies" section for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that invests primarily in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2 billion or that fall within the range of the Russell 2000(R) Value Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

AEFC, the Fund's investment manager, is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected five independent asset managers, Royce & Associates, LLC (Royce), Goldman Sachs Asset Management, L.P. (GSAM), Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small and micro capitalization companies that they believe are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock remains attractive.

Royce

Royce uses a value methodology in managing its portion of the Fund. In selecting securities, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that have:

o    Excellent business strengths.

o    High internal rates of return and low leverage.

In the micro-cap sector, Royce selects from a universe of more than 6,200 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

GSAM

Business quality, attractive valuation and thoughtful portfolio construction are the key elements of GSAM's Value Equity approach. Through intensive, hands-on research the Value Equity team at Goldman Sachs seeks to identify well-positioned small-cap companies that have attractive returns on capital, strong or improving cash flow characteristics and run by shareholder-oriented managements. The team employs a disciplined valuation approach to invest in these companies when the market does not fully recognize their real economic value.

GSAM will sell a position if (1) the risk/reward profile becomes less attractive due to price appreciation; (2) its investment thesis for a particular holding is invalidated based on subsequent information; and (3) our confidence in management's ability to execute is compromised. Furthermore, GSAM mitigates the liquidity and company-specific risks associated with small-cap value investing by limiting their sector bets and investing in a large number of holdings.

Donald Smith

Donald Smith employs a strict bottom-up approach, investing in stocks of out-of-favor companies selling at discounts to book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book ratios and a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research, investing in companies with market capitalization over $100 million but less than $1.5 billion.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

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Franklin

Franklin's investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, Franklin emphasizes stock selection in the process and limit the over or under exposure to sectors and other factors. Franklin uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

BHMS

BHMS small cap domestic equity strategy is designed to exploit inefficiencies in the small cap sector of the market by carefully employing high value-added proprietary research in a universe of small capitalization, low-expectation stocks. This process, known as the "value gap" is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. A value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

BHMS utilizes a proprietary graphical interface to screen the universe of roughly 1,400 companies with market capitalization between $500 million and $3 billion that possess characteristics desired by BHMS. The result is a "Prospect List" of approximately 150 companies on which BHMS small cap team undertakes primary, fundamental securities analysis. Firsthand fundamental research is the foundation of BHMS qualitative analysis. Once the quantitative analysis indicates that a company on the Prospect List appears attractive, the BHMS investment team will meet with senior management of the company, as well as business competitors, clients, and suppliers. All forecasts for profitability, earnings, and free cash flow growth are developed as a result of this firsthand research. Key issues, such as share ownership of senior management and the anticipated use of free cash flow, are also addressed through the qualitative research process. The assumptions and forecasts developed through BHMS quantitative and qualitative analyses are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. BHMS will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average 25 to 35 stocks with an average weighting of 3%-5%.

Unusual Market Conditions

During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

The "Management" section has been revised as follows:

AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors (the "Board"). The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund.

Royce

Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce has been Royce's President and Chief Investment Officer since 1972. W. Whitney George, Managing Director, Vice President and Senior Portfolio Manager and Jay S. Kaplan, Portfolio Manager, co-manage the portion of the Fund's portfolio managed by Royce. Mr. George has been employed by Royce since 1991. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.

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GSAM

A team of seasoned small-cap value investors is responsible for managing GSAM's portion of the Fund. Portfolio managers are organized along industry lines and are responsible for conducting research in their particular area of expertise. While the team debates investment ideas and overall portfolio structure, the buy/sell decision resides with the portfolio manager responsible for the industry. Key professionals include:

Eileen Rominger, Managing Director and Chief Investment Officer

Eileen is Chief Investment Officer and portfolio manager on the U.S. Value team where she oversees the portfolio construction and investment research for the firm's value accounts. Her prior experience spanned 18 years at Oppenheimer Capital, where she was a Managing Director and member of the Executive Committee. She was a senior portfolio manager for corporate pension fund and insurance company accounts, portfolio manager of Quest Value Fund since 1988, as well as a senior research analyst responsible for several industries. Eileen received an MBA from Wharton School of Business and a BA from Fairfield University.

Chip Otness, CFA, Managing Director and Portfolio Manager

Chip is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip brings to Goldman Sachs 30 years of fundamental-driven research and investment management experience, 20 years of that managing small-cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran the J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a BA in Economics from Harvard University.

Lisa Parisi, CFA, Vice President and Portfolio Manager

Lisa is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small-cap value strategy for John A Levin & Co. Lisa also developed a small-cap value product and co-managed a mid-cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small-cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University.

J. Kelly Flynn, Vice President and Portfolio Manager

Kelly is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Kelly spent 3 years at Lazard Asset Management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small-cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a BA from Harvard in 1990 and an MBA from Wharton School of Business.

Dolores Bamford, CFA, Vice President and Portfolio Manager

Dolores is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, the Global Resources Fund. Dolores received a BA from Wellesley College in 1988 and her MS from MIT Sloan School of Management.

Scott Carroll, CFA, Vice President and Portfolio Manager

Scott is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs, Scott spent over five years at Van Kampen Funds where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an equity analyst. Scott also spent two years as a Senior Auditor at Pittway Corporation. Scott received a BS in Accounting from Northern Illinois University in 1988, and an MBA from the University of Chicago Graduate School of Business.

Donald Smith

Donald G. Smith, Chief Investment Officer, has been with Donald Smith & Co., Inc. since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Don accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Don received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. He has been with Donald Smith since 1980. Richard began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Richard graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

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Franklin

John S. Cone, CFA, is Chief Executive Officer, President and Portfolio Manager. John received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. John has an extensive background in computer modeling and quantitative methods. John is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, John is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

Michael F. Dunn, CFA, received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

Oliver E. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

Kristin J. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

Ian Arvin, CFA, received a BS in applied physics from Cornell University and an MBA in financial engineering from MIT Sloan School of Management. Prior to joining Franklin, Ian was a Senior Vice President, US Equities Portfolio Manager, and Director of product development at Independence Investment LLC. Ian is an Associate of Society of Actuaries and a member of American Academy of Actuaries.

BHMS

James S. McClure, CFA, joined BHMS as a Principal in 1995. Mr. McClure joined BHMS from Goldman Sachs Asset Management, where he had been a Vice President and Senior Portfolio Manager, managing the Capital Growth Fund, as well as separate accounts. During his 32-year investment career, he has served as the Chief Investment Officer, and then President and COO at National Securities and Research Corporation. He also served as the Chief Investment Officer and Executive Vice President at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company. Mr. McClure has a BA and an MBA from the University of Texas.

John P. Harloe, CFA, joined BHMS as a Principal in 1995. Mr. Harloe joined BHMS from Sterling Capital Management, where he served as a Vice President and Equity Portfolio Manager/Analyst for nine years. During the remainder of his 28-year investment career, Mr. Harloe worked with James McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc. Mr. Harloe has a BA and MBA from the University of South Carolina.

Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

GSAM is located at 32 Old Slip, 17th Floor, New York, New York. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of The Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York.

Donald Smith is located at East 80 Route 4, Suite 360, Paramus, New Jersey. Donald Smith, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Franklin is located at Two International Place, 22nd Floor, Boston, Massachusetts. Franklin, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Franklin is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

BHMS is located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas. BHMS, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. BMHS is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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Prospectus and Statement of Additional Information Supplement          Page 4
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For the Statement of Additional Information

Under the "Investment Management Services Agreement," the section regarding the Investment Subadvisory Agreements for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows.

Subadvisory Agreements

The assets of the Fund are managed by five Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of Partners Small Cap Value Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with Partners Small Cap Value Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to Partners Small Cap Value Fund are limited to asset management and related recordkeeping services. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Royce: Royce & Associates, LLC (Royce), located at 1414 Avenue of the Americas, New York, New York, subadvises the Fund's assets. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland. Under the Subadvisory Agreement, the fee is equal to .80% on the first $100 million, reducing to .60% as assets increase.

The total amount paid was $342,032 for fiscal year 2003, $160,776 for fiscal year 2002 and $1,390 for fiscal period 2001.

GSAM: Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, 17th Floor, New York, New York, subadvises the Fund's assets. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York. Under the Subadvisory Agreement, the fee is equal to .60% on the first $100 million, reducing to .55% as assets increase.

On Aug. 11, 2003 GSAM replaced National City Investment Manager (National City). The total amount paid to GSAM was $10,731 for the fiscal period (from Aug. 11, 2003 to Aug. 31, 2002). The total amount paid to National City was $78,050 for fiscal period 2003 (from Oct 1, 2002 to Aug. 10, 2003) and $1,168 for fiscal period 2002 (from Aug. 1, 2002 to Aug. 31, 2002).

Donald Smith: Donald Smith & Co., Inc. (Donald Smith), located at East 80 Route 4, Suite 360, Paramus, New Jersey, subadvises the Fund's assets. Donald Smith, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to .60% on the first $175 million reducing to .55% as assets increase.

Franklin: Franklin Portfolio Associates LLC (Franklin), located at Two International Place, 22nd Floor, Boston, Massachusetts, subadvises the Fund's assets. Franklin, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Franklin is an indirect wholly-owned subsidiary of Mellon Financial Corporation, located at One Mellon Center, Pittsburgh, Pennsylvania. Under the Subadvisory Agreement, the fee is equal to ..60% on the first $100 million reducing to .55% as assets increase.

BHMS: Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, subadvises the Fund's assets. BHMS, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. BMHS is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. Under the Subadvisory Agreement, the fee is equal to .100% on the first $10 million reducing to .30% as assets increase.

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Prospectus and Statement of Additional Information Supplement          Page 5
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S-6466-40 A (3/04)
Valid until next update.

* Destroy Oct. 29, 2004